SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 3, 2011

BNC BANCORP
(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1226 Eastchester Drive
High Point, North Carolina 27265
(Address of principal executive offices)

(336) 476-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 7.01	Regulation FD Disclosure

On August 3, 2011, BNC Bancorp (the “Company”) issued a slide presentation at Keefe, Bruyette & Woods 2011 Community Bank Conference in New York.

The slide presentation, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, is deemed “furnished” to the Securities and Exchange Commission (the “SEC”), and not “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Current Report into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description of Exhibit

99.1	Slide Presentation, dated August 2-3, 2011, for the Keefe, Bruyette & Woods 2011 Community Bank Conference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 3, 2011

BNC BANCORP

By:	/s/ David B. Spencer
David B. Spencer
Executive Vice President &
Chief Financial Officer
(Principal Accounting Officer)

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